UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 22, 2020

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on October 28, 2020, (a) GTT Communications, Inc. (the “Company”) and the guarantors under that certain Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), by and between the Company, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as Trustee (the “Trustee”), entered into a Forbearance Agreement (the “Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “Initial Forbearing Noteholders”) of a majority of the outstanding aggregate principal amount of the Company’s outstanding 7.875% Senior Notes due 2024 (the “Notes”); and (b) the Company, GTT Communications B.V. (“GTT B.V.”) and certain guarantors of the obligations under that certain Credit Agreement, dated as of May 31, 2018, by and among the Company and GTT B.V., as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer (the “Agent”), and the lenders and other financial institutions party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) entered into a Forbearance Agreement (the “Credit Facilities Forbearance Agreement”) with (i) certain lenders (the “Forbearing Lenders”) party to the Credit Agreement, holding (A) a majority of the outstanding loans and revolving commitments under the Credit Agreement (“Required Lenders”) and (B) a majority of the revolving commitments under the Credit Agreement (“Required Revolving Lenders) and (ii) the Agent. Between October 28, 2020 and November 11, 2020, certain additional beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of the Notes (the “Additional Forbearing Noteholders,” and together with the Initial Forbearing Noteholders, the “Forbearing Noteholders”) executed and delivered the Notes Forbearance Agreement.

As further described in the Company’s Current Report on Form 8-K filed on October 28, 2020, among other provisions, the Forbearing Noteholders and the Forbearing Lenders agreed to forbear from exercising any and all rights and remedies related to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020 (the “Q2 SEC Report”) and the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 (the “Q3 SEC Report”), and in the case of the Credit Facilities Forbearance Agreement, certain defaults related to historical financial statements, until the earlier of (i) 5:00 p.m., New York City time, on November 30, 2020 and (ii) the receipt of notice from the Forbearing Noteholders or the Forbearing Lenders, as applicable, regarding their intent to terminate the applicable Forbearance Agreement upon the occurrence of certain specified forbearance defaults.

The scheduled expiration time under the Notes Forbearance Agreement may be extended with the consent of Forbearing Noteholders holding more than 66.7% of the aggregate principal amount of the Notes held by all Forbearing Noteholders, provided that at least two of such consenting Forbearing Noteholders are unaffiliated (“Requisite Forbearing Noteholders”). The scheduled expiration time under the Credit Facilities Forbearance Agreement may be extended with the consent of (i) Required Lenders and (ii) Required Revolving Lenders (collectively, “Requisite Forbearing Lenders”). As previously disclosed, on November 23, 2020 and November 25, 2020, the Company received notices on behalf of Requisite Forbearing Noteholders and Requisite Forbearing Lenders consenting to an extension of the scheduled expiration time under each of the Notes Forbearance Agreement and the Credit Facilities Forbearance Agreement, respectively, to 8:00 a.m., New York City time, on December 14, 2020.

As previously disclosed, on December 9, 2020, the Company received notices on behalf of Requisite Forbearing Noteholders and Required Lenders consenting to an extension of the scheduled expiration time under each of the Notes Forbearance Agreement and the Credit Facilities Forbearance Agreement, respectively, to 8:00 a.m., New York City time, on December 28, 2020. In addition, on December 10, 2020, the Company, GTT B.V. and certain guarantors of the obligations under the Credit Agreement entered into a Forbearance Extension Agreement (the “Forbearance Extension Agreement”) with Required Revolving Lenders and the Agent. The Forbearance Extension Agreement provided, among other things, that Required Revolving Lenders consented to the extension of the Credit Facilities Forbearance Agreement to 8:00 a.m., New York City time, on December 28, 2020.

On December 22, 2020, the Company received notice on behalf of Requisite Forbearing Noteholders consenting to an extension of the scheduled expiration time under the Notes Forbearance Agreement to 5:00 p.m., New York City time, on December 28, 2020. On December 21, 2020 and December 23, 2020, the Company received notices on behalf of Required Revolving Lenders and Required Lenders, collectively constituting Requisite Forbearing Lenders, consenting to an extension of the scheduled expiration time under the Credit Facilities Forbearance Agreement to 5:00 p.m., New York City time, on December 28, 2020.

Item 7.01. Regulation FD Disclosure.

As previously announced, on December 22, 2020 the Company entered into a commitment letter (the “Commitment Letter”) with certain funds and financial institutions (the “Commitment Parties”) that are (i) lenders or the affiliates of lenders under the Credit Agreement and (ii) holders or the affiliates of holders of the Notes issued under the Indenture. Pursuant to the Commitment Letter and subject to the terms and conditions set forth therein, the Commitment Parties have committed to provide the Company with a priming term loan facility consisting of initial and delayed draw term loans in a principal amount of up to $275,000,000 (the “New Term Loan Facility”). The initial draw or draws under the New Term Loan Facility will be in an aggregate amount of $100,000,000, with a subsequent draw of $175,000,000 subject to the satisfaction of certain specified delayed draw conditions. The New Term Loan Facility will be syndicated after closing.

The closing of the New Term Loan Facility is contingent on the satisfaction of a number of conditions, including the entry into new forbearance agreements with holders of a majority of the outstanding principal amount of the Notes and with Required Revolving Lenders and Required Lenders, as further described in the Company’s Current Report on Form 8-K filed on December 22, 2020. The Company currently expects to enter into the New Term Loan Facility on December 28, 2020 and to make an initial draw or draws of $100,000,000 under the New Term Loan Facility on or after December 29, 2020.

This Item 7.01 is being furnished and shall not be deemed “filed” for any purpose. This Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Item 7.01 in such filing.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the Company’s entry into the New Term Loan Facility and expected draws thereunder constitute forward-looking statements that are based on the Company’s current expectations.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining an amendment and/or waiver thereof, which may result in (A) events of default under the Indenture and the Credit Agreement (B) if the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies, the acceleration of the Notes and the Company’s obligations under the Credit Agreement and (C) the Company being unable to satisfy its obligations thereunder; (ii) the Company recently announced that its previously issued consolidated financial statements as of and for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018, and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s previously disclosed review of certain accounting issues (the “Review”); the completion of the Review and the completion and filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, other future periodic filings and restated financial statements for the Non-Reliance Periods may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (iii) the Company does not expect to be able to regain compliance with the New York Stock Exchange’s continued listing requirements relating to the timely filing of its periodic filings before February 17, 2021 and may not receive a further extension for the Company to regain compliance; (iv) the conditions to funding set forth in the Commitment Letter and related credit agreement, including certain consents from lenders and noteholders that have not currently been obtained, may not be satisfied and the funding may not be obtained, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (v) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (vi) the Company could be subject to cyber-attacks and other security breaches; (vii) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (viii) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (ix) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (x) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (xi) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (xii) the Company may be liable for the material that content providers distribute over its network; (xiii) the Company has generated net losses historically and may continue to do so; (xiv) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xv) the Company may be unable to retain or hire key employees; (xvi) the Company recently announced management changes; (xvii) the Company is subject to risks relating to the international operations of its business; (xviii) the Company may be affected by future increased levels of taxation; (xix) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (xx) the Company sellers and the buyer of the Company’s business of providing Pan-European, North American, sub-sea and trans-Atlantic fiber network and data center infrastructure services to customers may be unable to obtain the necessary approvals for the Sale Transaction or the related reorganization (the “Reorganization”) from governmental authorities in a timely manner, on terms acceptable to the sellers and the buyer, or at all; (xxi) the Company may be unable to obtain from its lenders or noteholders the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement or the Indenture that may be necessary to satisfy the conditions to the closing of the Sale Transaction, either on terms acceptable to the Company or at all, in which case the sale and purchase agreement for the Sale Transaction would terminate unless the buyer provides a waiver; (xxii) the Company may not be able to obtain the consent of certain parties to contracts with the sellers and their subsidiaries that will be necessary to fully implement the Sale Transaction or the Reorganization, on terms acceptable to the Company or at all; (xxiii) the buyer may be unable to obtain financing sufficient to enable it to consummate the Sale Transaction as required at the closing under the sale and purchase agreement for the Sale Transaction; (xxiv) the potential failure to satisfy other closing conditions under the sale and purchase agreement for the Sale Transaction which may result in the Sale Transaction not being consummated; (xxv) the potential failure of the Company to realize anticipated benefits of the Sale Transaction; (xxvi) risks from relying on the buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the sale and purchase agreement for the Sale Transaction; (xxvii) the potential impact of announcement or consummation of the Reorganization and the Sale Transaction on relationships with third parties, including customers, employees and competitors; (xxviii) the ability to attract new customers and retain existing customers in the manner anticipated; and (xxix) the Company’s internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected, and which, among other things, could impact the Company’s ability to appropriately provide for the purchase price adjustment mechanisms in the sale and purchase agreement for the Sale Transaction. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the U.S. Securities and Exchange Commission (the “SEC”) including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 28, 2020

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer